UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2016 (May 6, 2016)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations    212-836-2674

Office of the Secretary            212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 6, 2016, at the 2016 annual meeting of shareholders of Alcoa Inc. (“Alcoa”), the shareholders of Alcoa approved the 2013 Alcoa Stock Incentive Plan, as amended and restated (the “Amended 2013 Plan”), including the material terms under Internal Revenue Code Section 162(m). A summary of the Amended 2013 Plan is set forth under the heading “Item 4 – Approval of 2013 Alcoa Stock Incentive Plan, as Amended and Restated, including Approval of Material Terms under Code Section 162(m)” in Alcoa’s definitive proxy statement for the 2016 annual meeting of shareholders filed with the Securities and Exchange Commission on March 24, 2016 (the “2016 Proxy Statement”) and is incorporated herein by reference. The summary of the Amended 2013 Plan is qualified in its entirety by reference to the full text of the Amended 2013 Plan, which is attached hereto as Exhibit 10(a) and is incorporated herein by reference.

Additionally, on May 6, 2016, Alcoa shareholders re-approved the material terms of the performance goals under the Alcoa Internal Revenue Code 162(m) Compliant Annual Cash Incentive Compensation Plan, as Amended and Restated (the “162(m) Plan”). A summary of the 162(m) Plan is set forth under the heading “Item 5 – Re-Approval of the Material Terms of the Performance Goals under the Alcoa Inc. 162(m) Compliant Annual Cash Incentive Plan, as Amended and Restated” in the 2016 Proxy Statement and is incorporated herein by reference. The summary of the 162(m) Plan is qualified in its entirety by reference to the full text of the 162(m) Plan, which is attached hereto as Exhibit 10(b) and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) Alcoa’s 2016 annual meeting of shareholders was held on May 6, 2016.

(b) Set forth below are the results for each of the matters submitted to a vote of the shareholders. As of the February 24, 2016 record date for the annual meeting, there were 1,314,845,888 shares of common stock outstanding and entitled to vote. Of this amount, there were 1,074,401,756 shares of common stock represented in person or by proxy at the annual meeting.

Item 1. The five director nominees named in the 2016 Proxy Statement for election to the Board of Directors were elected, each for a three-year term, based upon the following votes:

Nominee	For	Against	Abstentions	Broker Non-Votes
Arthur D. Collins	667,726,425	54,681,741	6,593,061	345,400,529
Sean O. Mahoney	689,845,031	32,330,382	6,825,814	345,400,529
Michael G. Morris	663,888,335	58,030,794	7,082,098	345,400,529
E. Stanley O’Neal	600,540,760	121,875,381	6,585,086	345,400,529
Carol L. Roberts	647,155,528	75,453,358	6,392,341	345,400,529

Item 2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP to serve as Alcoa’s independent registered public accounting firm for 2016 was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
1,043,578,714	21,110,680	9,712,362	0

Item 3. The proposal to approve, on an advisory basis, executive compensation was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
592,940,378	71,107,581	64,951,393	345,400,529

Item 4. The proposal to approve the 2013 Alcoa Stock Incentive Plan, as amended and restated, including approval of material terms under Code Section 162(m), was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
630,933,661	90,199,367	7,865,778	345,400,529

Item 5. The proposal to re-approve the material terms of the performance goals under the Alcoa Inc. 162(m) Compliant Annual Cash Incentive Plan, as amended and restated, was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
653,794,965	66,434,992	8,768,849	345,400,529

Item 6. The Shareholder Proposal (independent board chairman) was not approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
241,251,902	479,532,380	8,216,266	345,400,529

Item 7.01.	Regulation FD Disclosure.

Beginning on May 12, 2016, the 2015 Alcoa Sustainability Report, which details Alcoa’s global environmental, social and economic performance, will be available online in the Sustainability section of Alcoa’s website at http://www.alcoa.com/sustainability/en/home.asp.

The information in this Item 7.01 of the Current Report on Form 8-K is being furnished in accordance with the provisions of General Instruction B.2 of Form 8-K. The furnishing of this Item 7.01 of Form 8-K will not be deemed an admission that the 2015 Alcoa Sustainability Report includes material information that is not otherwise publicly available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following are filed as exhibits to this report:

10(a)	2013 Alcoa Stock Incentive Plan, as Amended and Restated.

10(b)	Alcoa Internal Revenue Code 162(m) Compliant Annual Cash Incentive Compensation Plan, as Amended and Restated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Max Laun
Name:	Max Laun
Title:	Vice President and General Counsel

Date: May 11, 2016

EXHIBIT INDEX

Exhibit No.	Description

10(a)	2013 Alcoa Stock Incentive Plan, as Amended and Restated.

10(b)	Alcoa Internal Revenue Code 162(m) Compliant Annual Cash Incentive Compensation Plan, as Amended and Restated.